UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed by Hyatt Hotels Corporation (the “Company”) on February 22, 2018, affiliates of the Company (collectively, “Hyatt”) entered into a definitive Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Host Hotels & Resorts, L.P. (“Buyer”), pursuant to which Buyer agreed to purchase from Hyatt the 301-room Andaz Maui at Wailea together with adjacent land located in Maui, Hawaii, the 668-room Grand Hyatt San Francisco, and the 454-room Hyatt Regency Coconut Point (the “Sale”). The aggregate purchase price under the Purchase and Sale Agreement for these three properties is approximately $1.0 billion.

On March 29, 2018, Hyatt completed the sale of these three properties to Buyer for approximately $1.0 billion in cash, with pre-tax net proceeds to the Company of approximately $990 million.

A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 2.1. The Company’s pro forma financial information giving effect to the Sale is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Item 7.01 of this Form 8-K regarding the Company’s expected impact of (i) 2017 transactions and (ii) the adoption of the new revenue recognition standard on Adjusted EBITDA results for the first quarter of 2018 is incorporated by reference herein.

The information furnished under Item 2.02 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

As a result of the closing of the Sale, the Company reaffirms the following information for the 2018 fiscal year as originally communicated on a Form 8-K filed on February 22, 2018:

•	The Company anticipates a net reduction in consolidated Adjusted EBITDA of approximately $40 million for the three properties combined over the remainder of 2018. This reduction is in addition to the previously disclosed $67 million reduction in 2018 Adjusted EBITDA resulting from 2017 transactions, of which $38 million is expected to impact the first quarter of 2018; and

•	The Company expects to return at least $500 million to shareholders through a combination of cash dividends on its common stock and share repurchases.

The above does not reflect anticipated changes resulting from the adoption of the new revenue recognition standard in 2018. The Company is in the process of finalizing the adoption impact and restatement of prior year results. As previously disclosed by the Company, the most material non-cash impact to Adjusted EBITDA relates to the change in accounting for deferred gains that would result in an anticipated reduction of approximately $31 million in 2018. The first quarter 2018 impact to Adjusted EBITDA relating to the adoption of the new standard is expected to be $12 million, including the impact of deferred gains. The Company plans to update its 2018 outlook in connection with its first quarter earnings release to reflect the impact of the new revenue recognition standard.

The Company’s outlook is based on a number of assumptions that are subject to change, many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information. The following pro forma financial information reflecting the Sale described above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

•	Unaudited pro forma consolidated statement of income for the year ended December 31, 2017 and the related notes thereto; and

•	Unaudited pro forma consolidated balance sheet as of December 31, 2017 and the related notes thereto.

(d) Exhibits.

2.1*	Purchase and Sale Agreement dated as of February 19, 2018, among Wailea Hotel & Beach Resort, L.L.C., Hyatt Equities, L.L.C., Grand Hyatt SF, L.L.C. and Host Hotels & Resorts, L.P.

99.1	Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2017 and Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2017

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the Company’s plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and subsequent reports, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: April 2, 2018	By:	/s/ Margaret C. Egan
	Name:	Margaret C. Egan
	Title:	Executive Vice President, General Counsel and Secretary